UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 2017 (May 21,2017)

Hyperdynamics Corporation

(Exact name of registrant as specified in its charter)

(Address of principal executive offices,
including zip code)

(Registrant’s telephone number,
including area code)

Delaware	001-32490	87-0400335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices, including zip code)

voice:  (713) 353-9400

fax:  (713) 353-9421

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement

On May 21, 2017, SCS Corporation (“Hyperdynamics,” the “Company,” “we” or “us”), a wholly owned subsidiary of Hyperdynamics Corporation Ltd. (“SCS”), came to an agreement with Pacific Scirocco Limited, a subsidiary of Pacific Drilling Operations Limited, to bring into force an amendment (herein “Drilling Contract Amendment”) to the drilling Contract concluded November 29, 2016. The Drilling Contract Amendment ratifies replacement of the drillship Pacific Bora for Pacific Scirocco.

Also the Drilling Contract Amendment clarifies the applicability of different rates for various stages of operations. The Drilling Contract Amendment states that for the period between the rig entering Guinea waters and July 17th, 2017 at the latest, the Special Mobilization and Standby Rate of $100 thousand per day shall apply. During this period, SCS, acting an Operator, plans to install certain drilling-related equipment on the rig and stock up materials and supplies. Upon 28 days advance notification by SCS, in case the rig is positioned 1 nautical mile from the initial drilling location and is ready to drill, the full rate of $ 225 thousand per day shall apply.

In consideration for the Drilling Contract Amendment and taking into the account certain costs Pacific Drilling Operations Limited has previously incurred while waiting for SCS to agree terms of the Farmout Agreement with South Atlantic Petroleum Limited and the Third Amendment to the Production Sharing Contract between SCS and the Government of the Republic of Guinea, Hyperdynamics Corporation has agreed to issue to Pacific Scirocco Limited, a number of shares of its common stock equal to $1,000,000 at a 10 day average market price preceding the date of the agreement.

Parties agreed to sign the share issuance agreement in the nearest future.

The foregoing disclosure concerning the Amendment No. 1 to the Offshore Drilling Contract No. PSO2 is qualified in its entirety by reference to the Drilling Contract Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01              Regulation FD Disclosure.

On April 24, 2017, Hyperdynamics Corporation issued a press release titled, “Hyperdynamics commences drilling operations Guinea on the back of the amended Contract with Pacific Drilling”.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01, and Exhibit 99.1 attached hereto, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01              Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 10.1	Amendment No 1 to Offshore Drilling Contract No PSO 2, April 15, 2017

Exhibit 10.2	Assignment and Assumption of Contract, April 15, 2017

Exhibit 99.1

Press release dated April 25, 2017 titled , “Hyperdynamics Receives Presidential Decree Implementing the Third Amendment to the Production Sharing Contract”  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	May 26, 2017	By:	/s/ Sergey Alekseev
		Name:	Sergey Alekseev
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Amendment No 1 to Offshore Drilling Contract No PSO 2, April 15, 2017

Exhibit 10.2	Assignment and Assumption of Contract, April 15, 2017

Exhibit 99.1

Press release dated April 25, 2017 titled , “Hyperdynamics Receives Presidential Decree Implementing the Third Amendment to the Production Sharing Contract”  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K”